                                                                 EXHIBIT (24)(A)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of new debt, equity and other securities of the Corporation having an aggregate initial offering price of up to $2,000,000,000, and to sign any and all amendments to such Registration Statements.

                      SIGNATURE                         CAPACITY
         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and
                EDWARD E. CRUTCHFIELD                     Director
          /s/              ROBERT T. ATWOOD             Executive Vice President and Chief Financial
                   ROBERT T. ATWOOD                       Officer
           /s/               JAMES H. HATCH             Senior Vice President and Corporate
                    JAMES H. HATCH                        Controller (Principal Accounting Officer)
           /s/               EDWARD E. BARR             Director
                    EDWARD E. BARR
          /s/             G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
           /s/             W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY
          /s/               ROBERT J. BROWN             Director
                   ROBERT J. BROWN
           /s/                A. DANO DAVIS             Director
                    A. DANO DAVIS
          /s/              R. STUART DICKSON            Director
                  R. STUART DICKSON
           /s/                  B.F. DOLAN              Director
                      B.F. DOLAN

                      SIGNATURE                         CAPACITY
          /s/              RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
          /s/               JOHN R. GEORGIUS            Director
                   JOHN R. GEORGIUS
                         /s/                            Director
                  ARTHUR M. GOLDBERG
        /s/           WILLIAM H. GOODWIN, JR.           Director
               WILLIAM H. GOODWIN, JR.
           /s/            HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
           /s/               FRANK M. HENRY             Director
                    FRANK M. HENRY
          /s/             LEONARD G. HERRING            Director
                  LEONARD G. HERRING
         /s/          JUAN RODRIGUEZ INCIARTE           Director
               JUAN RODRIGUEZ INCIARTE
                         /s/                            Director
                   JACK A. LAUGHERY
            /s/                 MAX LENNON              Director
                      MAX LENNON
          /s/             RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
          /s/            MACKEY J. MCDONALD             Director
                  MACKEY J. MCDONALD
          /s/               JOSEPH NEUBAUER             Director
                   JOSEPH NEUBAUER
          /s/           RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS
           /s/                RUTH G. SHAW              Director
                     RUTH G. SHAW
         /s/          CHARLES M. SHELTON, SR.           Director
               CHARLES M. SHELTON, SR.

                      SIGNATURE                         CAPACITY
          /s/                LANTY L. SMITH             Director
                    LANTY L. SMITH
         /s/          ANTHONY P. TERRACCIANO            Director
                ANTHONY P. TERRACCIANO
          /s/              DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
                         /s/                            Director
                    JOHN D. UIBLE
           /s/                  B.J. WALKER             Director
                     B. J. WALKER

Dated: August 19, 1997
Charlotte, North Carolina